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                                                                   EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated March 2, 2001, relating to the consolidated financial statements of NRG Energy, Inc., which appears in Xcel Energy Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
February 7, 2002